NUMBER

[redacted]

RULE 144 - RESTRICTED SHARES

[illegible]

SHARES

[redacted]

CBD LIFE SCIENCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
PREFERRED CLASS A STOCK PAR VALUE $0.001

THIS CERTIFIES THAT [redacted]

is the owner of [redacted]

FULLY PAID AND NON-ASSESSABLE SHARES OF THE STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: [redacted]

Countersigned and Registered:

PRESIDENT / CEO

CORPORATE
Seal

By

SIGNATURE STOCK TRANSFER, INC.
(Addison, Texas) Transfer Agent

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ (Cust)	Custodian ________ (Minor)
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	under Uniform Gifts (Transfer) to Minors
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ____________________ *hereby sell, assign and transfer unto*

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____ *Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated ______________

X ____

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.